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                             AIM ASIAN GROWTH FUND
                         AIM EUROPEAN DEVELOPMENT FUND
                       AIM GLOBAL AGGRESSIVE GROWTH FUND
                             AIM GLOBAL GROWTH FUND
                             AIM GLOBAL INCOME FUND
                         AIM INTERNATIONAL EQUITY FUND

                       Supplement dated December 21, 1999
         to the Statement of Additional Information dated March 1, 1999 as revised October 1, 1999


Effective March 1, 2000, the following replaces in its entirety the section appearing under the heading "INVESTMENT STRATEGIES AND RISKS - ASIAN FUND" on page 12 of the Prospectus:

                     "The investment objective of the Asian Fund is to provide long-term growth of capital.

                     The Asian Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities, the issuers of which are located in Asia, and which are considered by AIM to have strong earnings momentum or demonstrate other potential for capital appreciation. Any income realized by the Asian Fund will be incidental and will not be an important criterion in the selection of portfolio securities.

                     Under normal market conditions the Asian Fund will invest at least 65% of its total assets in marketable equity securities, including common stock, preferred stock, depositary receipts for stock and other securities having the characteristics of stock (such as an equity or ownership interest in a company) of Asian companies. The Asian Fund may satisfy the foregoing requirement in part by investing in the securities of foreign issuers which are in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of Asian issuers. The Asian Fund may also satisfy such requirement by investing up to 20% of its total assets in securities exchangeable for or convertible into equity securities of Asian companies. The Asian Fund will not invest in Japanese securities. Any change to such policy must be submitted by AIM to the Company's Board of Directors prior to the effectiveness of such change.

                     The Asian Fund considers an issuer of securities to be an Asian company if: (i) it is organized under the laws of a country in Asia and has a principal office in a country in Asia; (ii) it derives a significant portion (i.e., 50% or more) of its total revenues from business in Asia; or (iii) its equity securities are traded principally on a stock exchange in Asia or in an over-the-counter market in Asia. The Asian Fund also considers shares of Asian closed-end management investment companies, the assets of which are invested primarily in Asian equity securities, to be securities of Asian companies.

                     There are no prescribed limits on geographic asset distribution within Asia. Under normal market conditions, at least three countries will be represented in the Asian Fund's portfolio of investments. The Asian Fund intends to invest in securities of issuers in Asia as well as countries such as Australia and New Zealand. The Asian Fund may invest, without limit, in "developing" countries or "emerging markets." For a description of the risk factors associated with investment in emerging markets.

                     A description of other investment strategies Asian Fund may pursue follows after the section entitled "--Equity Fund."

                     The Asian Fund considers issuers of securities located in the following countries to be Asian issuers:

    Bangladesh           Indonesia             Philippines           Thailand
    China                Korea                 Singapore             Vietnam
    Hong Kong            Malaysia              Sri Lanka
    India                Pakistan              Taiwan

                     In addition to Asian issuers, Asian Fund may invest up to 35% of its total assets in securities of non-Asian issuers. The following is a list of some of the non-Asian countries in which Asian Fund may invest from time to time:

    Australia            New Zealand"



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                          CLASS A, B AND C SHARES OF:

                             AIM ASIAN GROWTH FUND

                       Supplement dated December 21, 1999
                to the Prospectus dated March 1, 1999 as revised
                               September 27, 1999


Effective March 1, 2000, the following replaces in its entirety the second paragraph appearing under the heading "INVESTMENT OBJECTIVE AND STRATEGIES" on page 1 of the Prospectus:

           "The fund seeks to meet this objective by investing, normally, at least 65% of its assets in marketable equity securities issued by Asian companies (except Japanese companies), including companies with market capitalizations of less than $1 billion. The fund considers Asian companies to be those (1) organized under the laws of a country in Asia and having a principal office in a country in Asia; (2) that derive 50% or more of their total revenues from business in Asia; or (3) whose equity securities are traded principally on a stock exchange, or in an over-the-counter market, in Asia."